Exhibit 99.1

BancFirst Corporation Super Community Bank Total Assets: $4.4 billion Total Equity: $430 million 1,500+ Employees Largest State Chartered Bank in Oklahoma Symbol BANF on NASDAQ Global Select

BancFirst Loyal To Oklahoma & You.

1,500+ Employees

120 Service Locations

84 Staffed Offices

26 Stand-alone ATMs

104+ BancFirst ATMs

400+ ATMs including Oklahoma Walgreens, 7-Eleven, EZ-GO and QuikTrip stores

Blackwell
Bartlesville
Stillwater
Tulsa
Sand Springs
Broken Arrow
Jenks
Glenpool
Coweta
Kingfisher
Guthrie
Tahlequah
Edmond
Jones
Stroud
Nicoma Park
Davenport
Muskogee
Weatherford
Choctaw
Harrah
OKC
Mid-Del
McLoud
Prague
Meeker
Norman
Shawnee
Tecumseh
Seminole
Hobart
Lone Wolf
Marlow
Konawa
McAlester
Lawton/Ft. Sill
Duncan
Stratford
Sulphur
Chattanooga
Frederick
Tishomingo
Ardmore
Marietta
Thackerville
Madill
Kingston
Hugo

SERVING 47 OKLAHOMA COMMUNITIES

Locations

Mergers and Acquisitions Community Profile Population of 5,000 or more residents Institution of Higher Learning Diversified Employment Base Reasonable Market Share Compatible Culture

Oklahoma Companies
• Largest Employers
EMPLOYER   EMPLOYEES
– State of OK 37,000
– Wal-Mart 30,000
– Tinker AFB 27,000
– Fort Sill 21,400
– USPS 16,500
– OU 13,000
– OSU 12,000
– American Airlines 7,500
– Tulsa Public Schools 7,000
– Chickasaw Nation 6,000
– Cherokee Nation 5,900
– Choctaw Nation 5,000
– OKC Schools 5,000
• Largest Public
Companies
COMPANY  MARKET CAP ($B)
– Devon Energy $31.0
– Chesapeake 17.1
– Williams Co 13.1
– Continental Resources     6.8
– Helmerich & Payne 4.7
– Magellan Midstream 4.7
– ONEOK Inc 4.5
– OGE Energy 3.6
– BOK Financial 3.2
– Unit Corp 2.3
– Arena Resources 1.6
– SandRidge 1.6

BancFirst
Loyal
To Oklahoma & You.

Board of Directors
Executive Committee
Chairman - Gordon Greer
Senior Loan Committtee
Asset Quality
Dale Petersen, EVP
Audit
Paul Fleming
BancFirst Chairman
David Rainbolt
CEO
Dennis Brand
Business Development & Government Relations
• Bill Bell
• Hank Bradley
• Bob Gregory
• Charlie Swinton
CFO
Joe Shockley
• Accounting
• Corporate Finance
Vice Chairman
Bill Johnstone
• Trust & Investment
• Council Oak
Financial Services
Jay Hannah, EVP
• SBA
• Student Loans
• E-Banking
• Non-FDIC products
• Training
• Product Development
Investments
Bob Neville, EVP
• Investment Portfolio
Chief Risk Officer
Randy Foraker
• Audit
• Security
Metro Oklahoma City
David Harlow
Oklahoma City
Metro Tulsa
Roy Ferguson
Tulsa
Director of Community Banking
Darryl Schmidt
Community Regional Executives
Operations
Scott Copeland, EVP
Technology
David Westman, CTO
Human Resources
Mike Rogers, EVP
Vice Chairman
Jim Daniel
• Mortgage
• Retail
3/08

Corporate Management

BancFirst Chairman
David Rainbolt
CEO
Dennis Brand
Dir. of Community Banking
Darryl Schmidt
South Central Regional Executive Karen James
Northeast Regional Executive Ken Starks
Central OK Regional Executive Wayne Cardwell
Southwest Regional Executive David Seat
Shawnee President Marion McMillan
Metro Oklahoma City David Harlow
Metro Tulsa Roy Ferguson
Prague Meeker Stroud Davenport
Ardmore Marietta Sulphur Thackerville
Madill Kingston Tishomingo
Seminole Konawa Stratford
McAlester
Hugo
Coweta
Muskogee
Tahlequah
Sand Springs
Stillwater
Guthrie
Blackwell
Jenks/Glenpool
Kingfisher
Mid-Del
Harrah Nicoma Park Jones
Bartlesville
Lawton
Duncan
Marlow
Frederick Chattanooga
Hobart Lone Wolf
Weatherford
Norman
Shawnee
Tecumseh
McLoud

02/10

Decentralized Bank Management Company Overview

$823
$873
$1,048
$1,236
$1,346
$2,336 $2,336
$2,570
$2,757
$2,797
$2,921
$3,047
$3,223
$3,419
$3,743
$3,851
$4,416
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
1993 1995 1997 1999 2001 2003 2005 2007 2009
Total Assets
(in millions)

$466
$522
$625
$764
$858
$1,339
$1,455
$1,666
$1,717
$1,815
$1,947
$2,094
$2,317
$2,326
$2,487
$2,724
$2,739
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
1993 1995 1997 1999 2001 2003 2005 2007 2009
Total Loans
(in millions)

Loan Portfolio Composition Source: BancFirst Corporation 12/31/09 8-K Composition 28% 3% 21% 19% 13% 7% 4% 3% 2% RE Comm Energy RE 1-4 Family Commercial Consumer RE Constr RE Other Agriculture Other

Lending Concentrations
• Maximum In-House Limit:       $30 million
• 25 Largest Relationships
– 1 relationship                         $32.6 million (approved overage)
– 1 relationship                          $25-30 million
– 7 relationships                          $20-25 million
– 4 relationships $15-20 million
– 12 relationships $10-15 million
Distribution:
Amount Energy Commercial Real Estate Stock/Notes
> $30MM 1
$25-30MM 1
$20-25MM 1                     1   3   2
$15-20MM 4
$10-15MM 3 3 6

Specialized Lending
SBA
# 1 SBA Lender in Oklahoma for the last 17 years
$293 million in loans generated over the past decade
Most experienced lending staff in Oklahoma
Home Mortgage
Student Lending
Oklahoma’s largest guaranteed student lender
Portfolio of over 50,000 loans equaling approximately $181 million
Funding loans on 40 plus Oklahoma campuses

SINGLE-FAMILY HOUSING PERMITS
Seasonally adjusted, 3-month moving average
140
120
100
80
60
40
20
0
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Oklahoma
U.S.

Oklahoma vs US Single-Family Housing Permits

TOTAL NONFARM EMPLOYMENT
Oklahoma vs. U.S., SA
100.5
100.0
99.5
99.0
98.5
98.0
97.5
97.0
96.5
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Oklahoma
Sum of U.S. States

Oklahoma vs US Non-farm Employment

-0.05% 0.05% 0.15% 0.25% 0.35% 0.45% 0.55% 0.65% 0.75% 0.85% 1993 1995 1997 1999 2001 2003 2005 2007 2009 BancFirst Peer Net Charge-offs/ Average Loans

FDIC Insured Institutions: Net Charge-Offs to Loans & Leases 0.00 0.50 1.00 1.50 2.00 2003 2004 2005 2006 2007 2008 2009 US Oklahoma BancFirst

0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
2006 2007 2008 2009
US Oklahoma BancFirst
Source: Federal Deposit Insurance Corporation
FDIC Insured Institutions:
Nonaccrual loans to Loans and Leases

1.70%
1.56%
1.40%
1.47%
1.55%
1.52%
1.43%
1.34%
1.34%
1.23%
1.19% 1.19%
1.17%
1.24%
1.34%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Loan Loss Reserve
as % of Loans

29% 12% 10% 49% Demand Deposit Transaction/Savings CD < $100,000 CD > $100,000 Deposit Mix • No brokered deposits As of 12/31/2009

BancFirst Deposit Market Share
Location Amount ($MM) Market Share Rank
• Statewide $3,177 5.51% 3
• OKC MSA 1,115 5.64 4
• Tulsa MSA 410 2.58 8
• Lawton 192          22.98 1
• Shawnee 148          25.49 2
• Ardmore 154          21.36 2
• Duncan 146          21.75 2
• Stillwater 144          12.59 2
As of 6/30/2007

50% 55% 60% 65% 70% 75% 80% 85% 90% 95% 100% 2003 2004 2005 2006 2007 2008 2009 US Oklahoma BancFirst Source: Federal Deposit Insurance Corporation FDIC Insured Institutions: Average Loans to Deposits

Capital Ratios
December 31, 2009
12/31/2009 12/31/2008 12/31/2009 12/31/2008
BancFirst BancFirst BancFirst BancFirst Well
(Bank) (Bank) Corp Corp
Total Capital/Risk Assets 14.18% 12.99% 14.96% 13.78% > 10.00%
Tier 1 Capital/Risk Assets 12.93% 11.82% 13.73% 12.61% > 6.00%
Leverage Ratio 8.71% 9.39% 9.23% 10.02% > 5.00%
(Tier 1 Capital/TA)
Tang. Com. Eq./TA 8.65% 9.31% 8.56% 9.24% > 3.00%

Net Income $11.1 $11.5 $12.9 $15.1 $15.7 $21.6 $23.9 $26.2 $28.0 $33.6 $31.9 $37.2 $42.8 $49.4 $53.1 $44.8 $32.6 $0 $10 $20 $30 $40 $50 $60 1993 1995 1997 1999 2001 2003 2005 2007 2009

Net Interest Margin Comparison 2.00 2.50 3.00 3.50 4.00 4.50 5.00 2003 2004 2005 2006 2007 2008 2009 Date All Banks Over $5B Under $5B BancFirst

9% 55% 10% 4% 12% 10% Trust Revenue Service Charges Insurance Commissions Premium on sale of loans Cash Management Other Noninterest Income As of 12/312009

Financial Services
Cash Management Services
Council Oak Investment Corp.
- Management Buyout
- Mezzanine Capital/Financing
- Acquisition/Generational Transfers
Brokerage and Investment Services
Full Service Trust Department
Wilcox Jones & McGrath
- Full service insurance agency

Net Income Per Share
•
Net Income Per Share Adjusted for Stock Split (Fully Diluted)
$0.89
$0.90
$1.01
$1.17
$1.21
$1.14
$1.38
$1.60
$1.67
$2.03
$2.00
$2.33
$2.68
$3.07
$3.33
$2.85
$2.09
$0.00
$1.00
$2.00
$3.00
$4.00
1993 1995 1997 1999 2001 2003 2005 2007 2009

BancFirst
Loyal
To Oklahoma & You.

BANK DIRECTOR®

BANK DIRECTOR
Defining Excellence:
America's Best Banks
BANK DIRECTOR
2007
Scorecard
HIGHLIGHT
America's Best Banks
150
BANK DIRECTOR
HOME RUN HITTERS
RESULTS OF THE
Bank Performance
SCORECARD
A View from the Hill
M&A 2010: The Year of the No-Frill Deal
What's Ahead for Compensation?

America’s Best Banks
Bank Director Magazine
BancFirst was the 18th top
performing  bank of the largest
publicly traded banks and thrifts
nationwide in 2009
Based on profitability,
capitalization and asset quality
metrics
Fourth consecutive year ranked
in top 20
Only Oklahoma bank
in top quartile
Source: Bank Director Magazine

Stock Performance vs Regional Banks -75.00% -50.00% -25.00% 0.00% 25.00% 50.00% Jun-06 Dec-06 Jun-07 Dec-07 Jun-08 Dec-08 Jun-09 Dec-09 BANF KBW Regional Bank Index

Stock Performance vs the
General Market since IPO
Average increase in common stock price since
IPO has been 11.7% vs. S&P 500 of 7.7%.
-200%
0%
200%
400%
600%
800%
1993 1995 1997 1999 2001 2003 2004 2006 2008
BANF S&P 500

Summary Strong Capital Exceptional Liquidity Consistent Management No TARP No FHLB Borrowings Opportunities Expand Market Share – Oklahoma Enter New Markets – Contiguous States Stock Buyback

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 with
respect to earnings and other financial information, corporate objectives, and other business matters.  Forward-looking
statements include estimates and give our current expectations or forecasts of future events.  These forward-looking
statements are subject to numerous assumptions, risks and
uncertainties.  Actual results may differ materially.  These risks and other factors are described more fully in the Company’s
Annual Report on Form 10-K for 2008 and other filings with the
Securities and Exchange Commission.